LEASES	12 Months Ended
Dec. 31, 2021
Lessee Disclosure [Abstract]
LEASES
NOTE 3:- LEASES

The Company determines if an arrangement is a lease and the lease classification at inception. The right-of-use asset and lease liability are initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company's incremental borrowing rate based on the information available at the date of adoption in determining the present value of the lease payments. The Company's incremental borrowing rate is estimated to approximate the interest rate on similar terms and payments and in economic environments where the leased asset is located.

Some leases include one or more options to renew. The exercise of lease renewal options is typically at the Company's sole discretion; therefore, the majority of renewals to extend the lease terms are not included in our right of use assets and lease liabilities as they are not reasonably certain of exercise. The Company regularly evaluates the renewal options, and, when it is reasonably certain of exercise, it will include the renewal period in its lease term. New lease modifications result in remeasurement of the right of use asset and lease liability, which are not accounted as separate lease contract.

Some of the real estate leases contain variable lease payments, including payments based on an index or rate (CPI). Variable lease payments based on an index or rate are initially measured using the index or rate in effect at lease adoption. Additional payments based on the change in an index or rate are recorded as a period expense when incurred.

The Company elected to combine its lease and non-lease components for all of its leases and to not recognize a lease liability and a right-of-use (“ROU”) asset on the balance sheet for leases with a term of twelve months or less. The Company recognize the associated lease payments in the consolidated statements of income on a straight-line basis over the lease term.

The Company has various operating leases for office space and vehicles that expire through 2022 and 2032. Its lease agreements do not contain any material residual value guarantees or material restrictive covenants. Below is a summary of the Company's operating right-of-use assets and operating lease liabilities as of December 31, 2021:

	December 31, 2021	December 31, 2020
Operating right-of-use assets	11,287	$10,581

Operating lease liabilities, current	2,262	1,885
Operating lease liabilities long-term	9,160	8,732
Total operating lease liabilities	11,422	$10,617

Weighted average remaining lease term (years)	7	8
Weighted average discount rate	2.61%	3.27%

Cash paid for lease expenses during the twelve months ended December 31, 2021, 2020 and 2019 were $2,094, $1,508, and $1,302 respectively. Non-cash transactions recognize in operating assets and liabilities for new leases were $3,001 and $4,003, as of December 31, 2021 and 2020, respectively.

Minimum lease payments for the Company's right of use assets over the remaining lease periods as of December 31, 2021, are as follows:

2022	$2,363
2023	2,177
2024	1,866
2025	1,734
2026	1,219
Thereafter	4,162

Total undiscounted lease payments	13,521

Less: Interest	(2,099)

Present value of lease liabilities	$11,422

Operating lease expense for the fiscal years ended Dec 31, 2021, 2020 and 2019 were $2,520, $1,867 and $1,138, respectively, excluding short-term lease costs and variable lease costs, each of which was immaterial for the fiscal years ended December 31, 2021, 2020 and 2019.